                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 4, 1999, except as to the fourth paragraph of Note 1 which is as of August 3, 1999, relating to the consolidated financial statements of Blockbuster Inc., which appears in Blockbuster Inc.'s Registration Statement on Form S-1 (No. 333-77899).

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
February 17, 2000